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                                                                    EXHIBIT 2(A)
                                                         TO THE MERGER AGREEMENT


                            INVESTOR RIGHTS AGREEMENT


        This Investor Rights Agreement (this "Agreement") is made and entered into as of _____________, 1998 (the "Effective Date") by and between Amazon.com, Inc., a Delaware corporation ("Amazon.com"), and the persons and entities listed on Exhibit A hereto who have executed a counterpart signature page hereto, who immediately prior to the effective time of the Merger (as such term is defined below) represented holders of at least 90% of each outstanding class of capital stock of Junglee Corp., a Delaware corporation ("Junglee") (collectively, the "Stockholders" and each individually a "Stockholder").


                                    RECITALS

        A. Amazon.com, Junglee, and AJ Acquisition, Inc. ("Purchaser") have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 3, 1998, pursuant to which Purchaser will merge with and into Junglee in a reverse triangular merger with Junglee to be the surviving corporation of the Merger (the "Merger").

        B. As a condition precedent to the consummation of the Merger, Sections
4.15 and 5.11 of the Merger Agreement provide that Amazon.com and holders of at least 90% of each outstanding class of capital stock of shall execute an Investor Rights Agreement pursuant to which the Stockholders shall be granted certain registration rights with respect to the shares of the common stock of Amazon.com, par value $0.01 per share (the "Amazon.com Common Stock"), that are issued to the Stockholders in the Merger (the "Merger Shares"), subject to the terms and conditions set forth in this Agreement.

        C. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Merger Agreement.

        NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.      REGISTRATION RIGHTS

        1.1    DEFINITIONS

               For purposes of this Section 1:



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               (a) Registration. The terms "register," "registered" and
"registration" refer to a registration effected by preparing and filing with the SEC a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement by the SEC.

               (b) Registrable Securities. The term "Registrable Securities" means: (i) the Merger Shares and (ii) any shares of Amazon.com Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Merger Shares; excluding in all cases (x) any Registrable Securities transferred by a person in a transaction in which rights under this Section 1 are not assigned in accordance with Section 5 or (y) any Registrable Securities sold in a public offering pursuant to a registration statement filed with the SEC.

               (c) Prospectus. The term "Prospectus" shall mean the prospectus included in any Registration Statement filed pursuant to the provisions hereof (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement (including, without limitation, any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               (d) Holder. For purposes of this Agreement, the term "Holder" means any person owning of record Registrable Securities that have not been sold to the public pursuant to an effective registration statement or any assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Agreement.

               (e) SEC. The term "SEC" means the U.S. Securities and Exchange Commission.

        1.2    REGISTRATION

               (a) Initial Registration. Amazon.com shall prepare and file with the SEC within 90 days following the Closing Date, and use its best efforts to have declared effective as soon as practicable thereafter, a registration statement (a "Registration Statement") providing for the resale by the Holders of all of the Registrable Securities then owned by the Holders in accordance with the manner of sale provisions set forth in Rule 144(f) under the Securities Act or otherwise in customary brokerage transactions on the Nasdaq National Market or other public market on which shares of Amazon.com





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Common Stock are traded. Amazon.com shall use its best efforts to keep the
Registration Statement continuously effective, pursuant to the rules, regulations or instructions under the Securities Act applicable to the registration statement used by Amazon.com for such Registration Statement, for such period (the "Effectiveness Period") ending on the earlier of the date (i) that is one year after the date of the Closing Date, (ii) upon which all Registrable Securities have been registered and sold pursuant to the Registration Statement filed pursuant to this Agreement, or (iii) upon which all of the Registrable Securities originally issued pursuant to the Merger Agreement cease to meet the definition of Registrable Securities pursuant to Section 1.1(b).

               (b) Notice and Approval. If one or more Holders shall propose to sell Registrable Securities pursuant to the Registration Statement, such Holder or Holders shall deliver to Amazon.com at least three full trading days prior to such proposed sale a written notice (a "Stockholder Sale Notice") notifying Amazon.com of their intent to sell (including the proposed manner and timing of all sales), and the provision of such notice to Amazon.com shall conclusively be deemed to establish and confirm an agreement by such Holder or Holders to sell such Registrable Securities, in whole, in part or not at all (without the necessity to provide a new Stockholder Sale Notice to Amazon.com), within a period ending on the tenth trading day following the first such sale and to comply with the other registration provisions set forth in this Agreement. Unless otherwise specified in the Stockholder Sale Notice, such Stockholder Sale Notice shall be deemed to constitute a representation that any information previously supplied to such Holder expressly for inclusion in the Registration Statement (as the same may have been superseded by subsequent such information) is accurate as of the date of such Stockholder Sale Notice. At any time within such three trading day period, Amazon.com may exercise its rights under Section 1.2(c) hereof. To the extent Amazon.com shall not exercise its rights pursuant to Section 1.2(c) hereof, Amazon.com shall provide written notice to each of the other Holders regarding the availability of such ten trading day period; provided, however, that if any such Holder does not receive such written notice within three trading days of the Stockholder Sale Notice, such Holder may sell his, her or its Registrable Securities pursuant to the terms hereof.

               (c) Right of Suspension. Notwithstanding any other provision of this Section 1.2, Amazon.com shall have the right at any time to prohibit or suspend offers and sales of Registrable Securities whenever, and for so long as, in the reasonable judgment of Amazon.com after consultation with counsel (i) there exists a material development or a potential material development with respect to or involving Amazon.com that Amazon.com would be obligated to disclose in the Prospectus contained in the Registration Statement, which disclosure would in the good faith judgment of Amazon.com be premature or otherwise inadvisable at such time and would have a material adverse effect upon Amazon.com and its stockholders, or (ii) an event has occurred that makes any statement made in the Registration Statement or related



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Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. To effect such suspension or prohibition, Amazon.com shall deliver a certificate in writing to the Holders and, upon receipt of such certificate, the use of the Registration Statement and Prospectus will be deferred or suspended and will not recommence until (x) such Holders' receipt from Amazon.com of copies of the supplemented or amended Prospectus or (y) such Holders are advised in writing by Amazon.com that the Prospectus may be used. Amazon.com will use its best efforts to ensure that the use of the Registration Statement and Prospectus may be resumed as soon as practicable and, in the case of a pending development referred to in (i) above, as soon as, in the judgment of Amazon.com, disclosure of the material information relating to such pending development would not have a materially adverse effect on Amazon.com's ability to consummate the transaction, if any, to which such development relates. Notwithstanding the foregoing, Amazon.com will use reasonable efforts to ensure that in any event the Holders shall have ten trading days (prorated for partial fiscal quarters) available to sell Registrable Securities during each fiscal quarter (or portion thereof) during the Effectiveness Period.

               (d) Expenses. All reasonable expenses, other than broker's commissions and similar charges, and legal fees and disbursements of counsel for the selling Holders, incurred in connection with the Registration Statement shall be borne by Amazon.com.

        1.3    OBLIGATIONS OF AMAZON.COM

               Whenever required to effect the registration of any Registrable Securities under this Agreement, Amazon.com shall, as expeditiously as reasonably possible:

               (a) Prepare promptly and file with the SEC the Registration Statement as provided in Section 1.2(a), which Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and cause such Registration Statement to become effective as soon as practicable.



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               (b) Prepare promptly and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

               (c) Furnish to Holders such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as reasonably requested in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration.

               (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Holders; provided, however, that Amazon.com shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) Notify Holders promptly (i) of any request by the SEC or any other federal or state governmental authority during the Effectiveness Period of the Registration Statement for amendments or supplements to such Registration Statement or related Prospectus or for additional information, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by Amazon.com of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event which makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (v) of Amazon.com's determination that a post-effective amendment to the Registration Statement would be appropriate.

        1.4    INFORMATION TO BE FURNISHED

               It shall be a condition precedent to the obligations of Amazon.com to take any action pursuant to Section 1.2 that each Holder shall furnish to Amazon.com such information regarding Holder, the Registrable Securities held by Holder, and the intended



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method of disposition of such securities as shall be required to timely effect the registration of Holder's Registrable Securities.

        1.5    INDEMNIFICATION

               (a) By Amazon.com. To the extent permitted by law and subject to Section 1.5(d), Amazon.com will indemnify and hold harmless each of the Holders, officers, directors, employees and agents of a Holder or underwriters (as defined in the Securities Act) and each person, if any, who controls a Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                       (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or in any amendments or supplements thereto;

                       (ii) the omission or alleged omission to state in the Registration Statement, including any preliminary Prospectus or final Prospectus contained therein or in any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or

                      (iii) any violation or alleged violation by Amazon.com of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such Registration Statement.

Amazon.com will reimburse each Holder, such officer, director, employee or agent, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Amazon.com (which consent shall not be unreasonably withheld), nor shall Amazon.com be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with



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such registration by Holder, or by such officer, director, employee, agent, underwriter or controlling person of Holder.

               (b) By Holders. To the extent permitted by law and subject to
Section 1.5(d), each Holder will indemnify and hold harmless Amazon.com, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls Amazon.com within the meaning of the Securities Act, any other employee or agent of Amazon.com, each other Holder, each person, if any, who controls such Holder within the meaning of the Securities Act, and any other employee or agent of such Holder against any losses, claims, damages or liabilities (joint or several) to which Amazon.com or any such director, officer or controlling person, employee or agent may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will reimburse any legal or other expenses reasonably incurred by Amazon.com or any such director, officer or controlling person, employee or agent in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and provided, further, that the total amounts payable in indemnity by any Holder under this Section 1.5(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               (c) Notice. Promptly after receipt by an indemnified party under this Section 1.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 1.5, deliver to the indemnifying party a written notice of the commencement of such an action, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action,



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shall (to the extent of such prejudice) relieve such indemnifying party of any liability to the indemnified party under this Section 1.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 1.5.

               (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of Amazon.com and the Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary Prospectus but eliminated or remedied in the amended Prospectus on file with the SEC at the time the registration statement in question becomes effective or in the amended Prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreements shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder (and/or any officer, director, employee, agent, underwriter or controlling person who may be indemnified under Section 1.5(a)) makes a claim for indemnification pursuant to this Section 1.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 1.5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of such Holder (and/or any officer, director, employee, agent, underwriter or controlling person who may be indemnified under Section
1.5 (a)) in circumstances for which indemnification is provided under this
Section 1.5; then, and in each such case, Amazon.com and such Holder (and/or such other person) will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to their relative fault as determined by a court of competent jurisdiction; provided, however, that in no event, except in instances of fraud by Holder in which case there is no limitation, (x) shall any Holder be responsible for more than the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under such Registration Statement or (y) shall a Holder be required to contribute any amount in excess of the public offering price of all such securities offered and sold by such Holder pursuant to such Registration Statement; and in any event, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.



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               (f) Survival. The obligations of Amazon.com and such Holder under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.


2.      OBLIGATIONS OF THE STOCKHOLDERS

        2.1    REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

               Each Stockholder represents with respect to himself, herself or itself that:

               (a) Good Title. (i) Such Stockholder owns, beneficially and of record, the shares of capital stock of Junglee listed opposite such Stockholder's name on Exhibit A hereto, (ii) such shares of capital stock of Junglee are free and clear of any lien, encumbrance, adverse claim, mortgage, pledge, deed of trust, security interest, charge, restriction on sale or transfer (other than restrictions imposed by applicable securities laws or by any contract with Junglee), preemptive right, option or other adverse claim or interest of any kind, (iii) such Stockholder has all necessary power, right and authority to enter into this Agreement and each of the agreements, certificates, instruments and documents executed or delivered pursuant to the terms of the Merger Agreement by such Stockholder and to consummate the transactions contemplated hereby and thereby, and (iv) this Agreement has been duly authorized, executed and delivered by such Stockholder and is a legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

               (b) Ability to Bear Risk. Such Stockholder is in a financial position to hold the Amazon.com Common Stock for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of his, her or its investment in the Amazon.com Common Stock.

               (c) SEC Documents. Such Stockholder acknowledges that he, she or it has received and had the opportunity to review to such Stockholder's satisfaction the materials disseminated by Junglee in connection with the written consent or special meeting of Stockholders to approve the Merger and the transactions contemplated thereby, including those filings and reports of Amazon.com filed with the SEC since the completion of Amazon.com's most recent fiscal year, consisting of Amazon.com's Annual Report on Form 10-K for the fiscal year ending December 31, 1997 (the "Form 10-K"), its Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 1998, all Form 8-Ks filed after the date of the Form 10-K, and its Proxy Statement relating to its 1998 Annual Meeting of Stockholders on May 28, 1998.



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               (d) Professional Advice. Such Stockholder has obtained, to the extent that he, she or it deems necessary, professional advice with respect to the risks inherent in acquiring the Amazon.com Common Stock, the financial condition of Amazon.com and the suitability of an investment in the Amazon.com Common Stock in light of such Stockholder's financial condition and investment needs.

               (e) Sophistication. Such Stockholder, either alone or with the assistance of his, her or its professional advisors, is a sophisticated investor, is able to fend for himself, herself or itself in the transactions contemplated by this Agreement relating to the Amazon.com Common Stock and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Amazon.com Common Stock.

               (f) Accredited Investor. Except as set forth on Schedule A hereto, such Stockholder is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act (an "Accredited Investor").

               (g) Investment for Own Account. The Amazon.com Common Stock is being acquired by such Stockholder for investment for his, her or its respective account, not as a nominee or agent, and not with a view to the distribution of any part thereof; such Stockholder has no present intention of selling, granting any participation in or otherwise distributing any of the Amazon.com Common Stock in a manner contrary to the Securities Act or to any applicable state securities or Blue Sky law, nor does Stockholder have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity with respect to any of the Amazon.com Common Stock.

               (h) Restricted Securities. Such Stockholder acknowledges that the Amazon.com Common Stock has not been and will not prior to issuance be registered under the Securities Act and that the Amazon.com Common Stock is characterized under the Securities Act as "restricted securities" and, therefore, cannot be sold or transferred until such sale or transfer is registered under the Securities Act as provided in this Agreement or an exemption from such registration is available.

               (i) Exemption Reliance. Such Stockholder has been advised that the Amazon.com Common Stock is being issued under this Agreement pursuant to exemptions from applicable federal and state securities laws, and that Amazon.com's reliance on such exemptions is predicated in part on such Stockholder's representations contained herein.

               (j) Residence. For purposes of the application of state securities laws, each Stockholder is a resident of the state as set forth on the signature page hereto.



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               (k) Legend. Each holder understands that, prior to the
effectiveness of the Registration Statement, certificates or other instruments representing any of the Registrable Securities acquired by Holder will bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

               THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

Each holder agrees that, in order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legends, or elsewhere herein, Amazon.com may, prior to the effectiveness of the Registration Statement, issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing Registrable Securities, or if Amazon.com transfers its own securities, that it may make appropriate notations to the same effect in Amazon.com's records.


        2.2    INVESTOR QUESTIONNAIRE

               Each Stockholder who is not an Accredited Investor shall complete and execute an Investor Questionnaire in the form attached hereto as Exhibit B.



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3.      STOCKHOLDER REPRESENTATIVE

               (a) Each undersigned Stockholder hereby irrevocably authorizes and appoints Rakesh Mathur (the "Stockholder Representative"), with full power of substitution and resubstitution, as his, her or its representative and true and lawful attorney-in-fact and agent to act in his, her or its name, place and stead and to execute in the name and on behalf of such Stockholder the Escrow Agreement, dated as of the date hereof, between Amazon.com, the Stockholder Representative and ChaseMellon Shareholder Services L.L.C. (the "Escrow Agreement") and any other agreement, certificate, instrument or document to be delivered by the Stockholders in connection with the Escrow Agreement.

               (b) Each of the undersigned Stockholders agrees that the Stockholder Representative shall have the full power, authority and right to perform, do and take any and all actions and the making of any decisions that are required or permitted to be taken by him under the Escrow Agreement all without liability to such Stockholder (except as expressly stated herein or therein), so long as the same are carried out by the Stockholder Representative in good faith and the Stockholders are treated, in all material respects, in the same manner (taking into account their relative pro rata interests). Such actions include the power to amend, modify or waive any provision of the Escrow Agreement in the name of each Stockholder as if such Stockholder had himself, herself or itself amended, modified or waived such provision of the Escrow Agreement. In particular, but not by way of limitation, the Stockholder Representative shall have the power to make decisions, carry out decisions and settle claims under the Escrow Agreement on behalf of each Stockholder and to sign documents and make filings on behalf of each Stockholder in connection therewith as if such Stockholder had himself, herself or itself signed or filed such document.

               (c) Each Stockholder understands that this appointment is irrevocable.

               (d) Each Stockholder agrees to pay a pro rata portion of the reasonable costs and expenses of such Stockholder Representative in connection with this Agreement.

               (e) The Stockholder Representative may resign at any time. Upon such resignation, each Stockholder hereby authorizes the Stockholder Representative to appoint a new Stockholder Representative to replace such resigning Stockholder Representative with the same powers and duties as such resigning Stockholder Representative; provided, however, that such newly appointed Stockholder Representative shall have been a member of the Board of Directors of Junglee immediately prior to the Closing Date and, if the Survival Period (as defined in the



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Escrow Agreement) has not yet expired, the Escrow Agent shall be notified of such appointment forthwith.

               (f) If the Stockholder Representative or any successor shall die, or become unable to act as the Stockholder Representative, a replacement shall promptly be appointed by a writing signed by the Stockholders who initially received a majority of the Merger Consideration; provided, however, that such newly appointed Stockholder Representative shall have been a member of the Board of Directors of Junglee immediately prior to the Closing Date and, if the Survival Period has not yet expired, the Escrow Agent shall be notified of such appointment forthwith.

               (g) Unless and until Amazon.com, and if the Survival Period has not yet expired, the Escrow Agent, shall have received written notice of the appointment of a successor Stockholder Representative for the Stockholders, Amazon.com and the Escrow Agent shall be entitled to rely on, and shall be fully protected in relying on, the power and authority of the Stockholder Representative to act on behalf of the Stockholders.


4.      ESTABLISHMENT AND ENFORCEMENT OF INDEMNIFICATION OBLIGATION

               Each Stockholder, by his, her or its signature below, represents that he, she or it has read Article VIII of the Merger Agreement as well as
Section 1.5 of this Agreement with respect to the indemnification rights and obligations of the Stockholders stated therein and herein and agrees for the benefit of Junglee and the surviving corporation pursuant to the Merger Agreement to abide by such provisions (as well as those with respect to specific performance).


5.      ASSIGNMENT

               Notwithstanding anything herein to the contrary, the registration rights of a Holder under Section 1 hereof may be assigned only to a party who acquires from Holder at least 50,000 shares of Amazon.com Common Stock that constitute the original number of Registrable Securities (as such number may be adjusted to reflect subdivisions, combinations and stock dividends of Amazon.com Common Stock) or as a distribution made by a Holder which is a partnership to the limited partners of such Holder of Registrable Securities; provided, however, that no party may be assigned any of the foregoing rights until Amazon.com is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of Amazon.com as to which the rights in question are being assigned; provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 5.

6.      GENERAL PROVISIONS

        6.1    NOTICES

               Any notice or demand desired or required to be given hereunder shall be in writing given by personal delivery, certified or registered mail, confirmed facsimile transmission, or overnight courier service, in each case addressed as respectively set forth below or to such other address as any party shall have previously designated by such a notice. The effective date of any notice or request shall be the date of personal delivery, four days after the date of mailing by certified or registered mail, the date on which successful facsimile transmission is confirmed, or the date undertaken for delivery by a reputable overnight courier service, as the case may be, in each case properly addressed as provided herein and with all charges prepaid.

                      If to Amazon.com :

                      Amazon.com, Inc.
                      Fourth Floor
                      1516 Second Avenue
                      Seattle, Washington  98101
                      Attention: Randy J. Tinsley, Treasurer
                      Facsimile: (206) 694-2082

                      with a copy to:

                      Perkins Coie LLP
                      1201 Third Avenue, 40th Floor
                      Seattle, Washington  98101
                      Attention: Scott L. Gelband
                      Facsimile: (206) 583-8500

                      If to the Stockholders:

                      At their respective addresses set forth on the signature pages attached hereto.

                      with a copy to:

                      Fenwick & West LLP
                      Two Palo Alto Square
                      Palo Alto, California  94306
                      Attention: Mark C. Stevens
                      Facsimile: (650) 494-1417

        6.2    SEVERABILITY

               If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        6.3    ENTIRE AGREEMENT

               This Agreement, the Merger Agreement and each of the agreements, certificates, instruments and documents to be executed or delivered pursuant to the terms of the Merger Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

        6.4    SUCCESSORS AND ASSIGNS

               Subject to the provisions of Section 5, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

        6.5    GOVERNING LAW

               This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any Delaware state or federal court thereof.

        6.6    THIRD PARTIES

               This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        6.7    HEADINGS

               The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

        6.8    COUNTERPARTS

               This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of this Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. "Transmitted Copies" will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission. This Agreement shall be deemed effective when signed by Amazon.com, the Stockholder Representative and the Stockholders holding at least 90% of each outstanding class of capital stock of Junglee.

        6.9    ABANDONMENT OF MERGER

               In the event that the Merger Agreement is terminated and the Merger abandoned pursuant to Article VII of the Merger Agreement, no party hereto not in breach of its obligations hereunder shall have any liability to any other party, including, but not limited to, liability for expenses incurred by any such other party in connection with this Agreement.

        6.10   AMENDMENT OF RIGHTS

               Subject to the following sentence, this Agreement may not be amended except by an instrument signed by Amazon.com and the Stockholder Representative and each undersigned Stockholder hereby grants expressly to the Stockholder Representative the authority and discretion, so long as such authority and discretion are exercised in good faith, to enter into such amendments as he chooses in the exercise of such authority and discretion. Notwithstanding the fact that the Effective Time of the Merger may have occurred, those holders of capital stock of Junglee that prior to such time were entitled or required to but did not execute or deliver this Agreement may so do (and shall automatically become a party to this Agreement without the need for any act of any other party hereto) without requirement for amendment hereunder and without jeopardizing the rights of any party hereto.

        6.11   SPECIFIC PERFORMANCE

               Each of the parties acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees the other parties hereto will be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement (including the indemnification provisions hereof) in any competent court having jurisdiction over the parties, in addition to any other remedy to which they might be entitled at law or in equity.

               IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.

                                    AMAZON.COM, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------

                   SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT



                                        STOCKHOLDER


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------

                                           Address:
                                                   -----------------------------

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                           Number of Shares:
                                                            --------------------